Exhibit 10.6

AMENDMENT TO
AGREEMENT OF LIMITED PARTNERSHIP
OF
150 CCM BLACK OAK, LTD.

This Amendment (this “Amendment”) to the Agreement of Limited Partnership (the “Partnership Agreement”) of 150 CCM Black Oak, Ltd. (the “Company”), dated as of September 25, 2017, is hereby adopted by 150 Black Oak GP, Inc., a Texas corporation, whose address is 340 North Sam Houston Parkway East, Suite 140, Houston, Texas 77060, as general partner (“General Partner”), and each of the individuals or entities whose names are set forth on the Amended Exhibit A attached to this Amendment as limited partners (the “Limited Partners”). Capitalized terms used but not defined herein are used as defined in the Partnership Agreement.

 WHEREAS, the General Partner presently owns One Percent (1%) of the partnership interests of the Company;

WHEREAS, the Fogarty Family Trust II presently owns Fifty Percent (50%) of the issued and outstanding common stock of the General Partner;

WHEREAS, the Fogarty Family Trust II is presently the owner of limited partnership interests representing Twenty-Three and One Half Percent (23.5%) of the Company’s partnership interests; and

WHEREAS, Fogarty Family Trust II has agreed to tender for surrender any and all common stock or right to other equity interest it may have or be entitled to receive at time in the future in the General Partner in exchange for the increase of its ownership of the limited partnership interests of the Company from Twenty-Three and One Half Percent (23.5%) of the Company to Twenty-Four Percent (24%) of the Company’s partnership interests;

NOW, THEREFORE, on the basis of the mutual covenants and agreements made herein, which are expressly deemed to constitute adequate and sufficient consideration in all respects, the General Partner and the Limited Partners do hereby agree as follows:

1.
Cancellation of Shares of 150 Black Oak GP, Inc. The Fogarty Family Trust II hereby agrees to tender for cancellation any and all shares of the common stock of the General Partner that it presently owns and surrenders all of its right, title and interest in such common stock or any other equity interest in the General Partner that it may have or be entitled to receive at a future date. In connection therewith the Fogarty Family Trust II hereby agrees to execute and deliver the stock power attached hereto as Exhibit B, and shall execute any and all other instrument as shall be necessary and proper to effectuate the cancellation of any and all equity interest it may own in the General Partner or may have the right to receive.

2.
Cancellation of Certain Partnership Interests. The General Partner hereby agrees to the cancellation of One-Half (1/2) of its general partner interests in the Company.

AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

3.
Issuance of Certain Partnership Interests. The General Partner and the Limited Partners agree that the Fogarty Family Trust II shall be entitled to receive an additional One-Half of One Percent (.5%) of the partnership interests of the Company in consideration for the cancellation of its ownership interest in the General Partner.

4.
Amendment to Exhibit A of the Partnership Agreement. The General Partner and the Limited Partners do hereby amend the Partnership Agreement as follows, to reflect the adjustments described herein: Exhibit A to the Partnership Agreement is amended and replaced in its entirety as set forth on Exhibit A hereto.

5.
No Additional Modifications. Other than as set forth herein, all other terms and conditions of the Partnership Agreement shall remain unchanged and in full force and effect.

6.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

7.
No Third Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

8.
Counterparts. This Amendment may be executed in any number of counterparts (including by fax or any other means of electronic transmission each of which shall be an original for all purposes), and all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

 AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

GENERAL PARTNER:

150 BLACK OAK GP, INC.
A Texas corporation

By:           /s/ Jeffrey Busch
Name:
Title:

LIMITED PARTNERS:

SED DEVELOPMENT USA, INC.
A Delaware corporation

By:           /s/ Jeffrey Busch
Name:
Title:

AMERICAN REAL ESTATE INVESTMENTS LLC
A Missouri Limited Liability Company

By:            /s/ Tracy Weaver
Name:
Title:

WOODROW A. HOLLAND, TRUSTEE FOR
THE FOGARTY FAMILY TRUST II

By:            /s/ Woodrow H. Holland
Name:
Title:

 AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

EXHIBIT “A”
TO
150 CCM BLACK OAK, LTD. PARTNERSHIP AGREEMENT

General Partner

Name and Address of General Partner	Partnership Interest	Capital Contribution
150 Black Oak GP, Inc. 340 North Sam Houston Parkway East Suite 140 Houston, Texas 77060	.5%	$100.00

Limited Partners

Names and Addresses of Limited Partners	Partnership Interest	Capital Contribution
SeD DEVELOPMENT USA, INC. (f/k/a) CCM DEVELOPMENT USA CORPORATION	68.5%	$4,300,000.00
AMERICAN REAL ESTATE INVESTMENTS LLC	7%	Zero*
WOODROW A. HOLLAND, TRUSTEE FOR THE FOGARTY FAMILY TRUST II	24.0%	Zero*

*Limited partner contributed contracts to purchase property

 AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

EXHIBIT B

STOCK POWER

 AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, The Fogarty Family Trust II does hereby transfer to:

150 Black Oak GP, Inc.

500 common shares of 150 Black Oak GP, Inc. (the “Company”) represented in the Company’s books and records as maintained by the Company.

These shares are tendered for cancellation pursuant to the Amendment to Agreement of Limited Partnership of 150 CCM Black Oak, Ltd, dated September 25, 2017 (the “Amendment”). The undersigned does hereby irrevocably constitute and appoint the Company as attorney to transfer the said stock on the books of the Company as provided in the Amendment.

The Fogarty Family Trust II

/s/ Woodrow H. Holland
Name: Woodrow A. Holland
Title:    Trustee

Dated: September 26, 2017